Exhibit 10.23

FIRST AMENDMENT

TO THE

2009 LONG TERM INCENTIVE PLAN OF

ENERGY PARTNERS, LTD.

Section 3(a) of the Energy Partners, Ltd. 2009 Long Term Incentive Plan, effective as of September 21, 2009 (the “2009 LTIP”), is hereby amended and restated to read in its entirety as follows:

“3. Shares Available Under the Plan. (a) Subject to adjustment as provided in Section 3(b) and Section 13 of this Plan, the number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares, Performance Units or Restricted Stock Units that have been earned shall not exceed in the aggregate 2,474,000 shares of Common Stock, plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.”

Duly adopted effective as of the 26th day of May, 2011.

ENERGY PARTNERS, LTD.

By:	/s/ John H. Peper
John H. Peper Executive Vice President, General Counsel and Corporate Secretary

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